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                                                                   EXHIBIT 10.35

                              ASSUMPTION AGREEMENT

      This ASSUMPTION AGREEMENT ("ASSUMPTION AGREEMENT") is made and entered into as of September 30, 2005, by FIT CYPRESS VILLAGE LLC (F/K/A FIT NBA
CYPRESS VILLAGE LLC), FIT FOXWOOD SPRINGS LLC (F/K/A FIT NBA FOXWOOD SPRINGS
LLC), FIT PATRIOT HEIGHTS LP (F/K/A FIT NBA PATRIOT HEIGHTS LP), FIT RAMSEY LLC (F/K/A FIT NBA RAMSEY LLC), FIT ROBIN RUN LP (F/K/A FIT NBA ROBIN RUN LP), and FIT SKYLINE LLC (F/K/A FIT NBA SKYLINE LLC), each a Delaware entity (collectively, "BORROWERS"), FORTRESS INVESTMENT TRUST II, a Delaware trust ("PRINCIPAL"), BROOKDALE SENIOR LIVING INC., a Delaware corporation ("NEW PRINCIPAL"), and FORTRESS CCRC ACQUISITION LLC (F/K/A FORTRESS NBA ACQUISITION,
LLC), a Delaware limited liability company ("OWNER"), FIT PATRIOT HEIGHTS GP, INC. (F/K/A FIT NBA PATRIOT HEIGHTS GP, INC.), a Delaware corporation ("PATRIOT HEIGHTS GP"), FIT ROBIN RUN GP, INC. (F/K/A FIT NBA ROBIN RUN GP, INC.), a Delaware corporation ("ROBIN RUN GP"), BLC-CYPRESS VILLAGE, LLC, a Delaware limited liability company, BLC-FOXWOOD SPRINGS, LLC, a Delaware limited liability company, BLC-RAMSEY, LLC, a Delaware limited liability company, BLC-VILLAGE AT SKYLINE, LLC, a Delaware limited liability company, BLC-PATRIOT HEIGHTS, L.P., a Delaware limited partnership, BLC-ROBIN RUN, L.P., a Delaware limited partnership (collectively, "OPERATORS"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, "GECC" and as agent for Lenders, "AGENT"), as Agent and a Lender, and MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services, Inc., as a Lender.

                                    RECITALS:

      A. Borrowers, Agent and Lenders are parties to that certain Loan Agreement dated April 6 2005 (as amended from time to time, the "LOAN AGREEMENT"), pursuant to which Lenders have made a loan to Borrowers in the original principal amount of $143,000,000 (the "LOAN"). The Loan Agreement and the other documents evidencing or securing the Loan, as set forth on Schedule I attached hereto are collectively referred to herein as the "LOAN DOCUMENTS."

      B. The one hundred percent (100%) indirect owner of each Borrower is Owner.

      C. BSL CCRC Merger Inc., a wholly owned subsidiary of New Principal, desires to merge into Owner (the "NEWCO MERGER"), with Owner as the surviving entity.

      D. After the Newco Merger, New Principal will own one hundred percent (100%) of the direct ownership interest in Owner.

      E. Concurrently with the Newco Merger, BSL Brookdale Merger Inc., ("BROOKDALE OWNER"), a wholly owned subsidiary of New Principal, intends to merge into Brookdale Living Communities, Inc. ("BROOKDALE OWNER"), with Brookdale Owner as the

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surviving entity. Brookdale Living Communities, Inc. owns one hundred percent
(100%) of the direct ownership interests in each Operator. Immediately following such Brookdale Merger, Brookdale Owner will continue to be the one hundred percent (100%) indirect owner of each Operator.

      F. The Newco Merger and the Brookdale Merger are sometimes collectively referred to herein collectively as the "MERGERS."

      G. Borrowers, Principal, New Principal, Owner, Patriot Heights GP, Robin Run GP, Brookdale Owner and Operators are sometimes collectively referred to herein as "LOAN PARTIES."

      Therefore, the parties agree as follows:

      1. DEFINITIONS. Except as defined herein, the capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement. For purposes hereof, the following terms shall have the following meanings:

      "EFFECTIVE DATE" means the date all of the Conditions Precedent set forth in Section 3 of this Assumption Agreement have been satisfied.

      2. CONSENT. On the terms and conditions set forth herein, Lender hereby consents to the Mergers.

      3. CONDITIONS PRECEDENT. The following shall be conditions precedent to the effectiveness of Lender's consent to the Mergers:

      (a) No Event of Default shall have occurred and be continuing under the Loan Documents;

      (b) Agent shall have received payment of $12,900.00, representing Lender's and Agent's costs and expenses incurred in connection with the matters set forth herein;

      (c) Agent shall have approved the form and substance of the documents evidencing the Mergers;

      (d) Agent shall have received and approved those certain organizational and charter documents (the "ORGANIZATIONAL AND CHARTER DOCUMENTS") set forth on
Schedule II attached hereto, and the Loan Parties hereby certify that each of such Organizational and Charter Documents are true, correct and complete copies;

      (e) Agent shall have received satisfactory opinions of counsel regarding the Mergers, the organization and existence of New Principal, the due execution, delivery and enforceability of this Assumption Agreement and the documents executed and delivered in connection herewith and such other matters as Agent may require; and

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      (f) Neither Agent nor any Lender has commenced and is then pursuing any rights or remedies under or with respect to Environmental Indemnity, the Agreement of Principal, the Post-Closing Agreement or the Limited Guaranty, and no monetary default or material non-monetary default is continuing under any of the other Loan Documents.

      4. ACKNOWLEDGMENTS. Loan Parties each acknowledge and agree as follows (in each case as of the date hereof): (a) the outstanding principal balance of the Loan is $105,756,000.00, (b) each of the Loan Documents is in full force and effect and all liens and security interests of Lender against the Projects and all other assets of Borrowers shall continue to encumber such assets, (c) there are no setoffs or defenses to the Indebtedness or any Loan Party's obligations under the Loan Documents and (d) no Loan Party has any claims against any Lender or Agent arising out of or in connection with the Loan, all such claims being hereby waived and released.

      5. REPRESENTATIONS AND WARRANTIES. Each Loan Party represents and warrants that except as set forth on Schedule III and after giving effect to the Mergers and the amendments set forth in Section 7 of this Assumption Agreement, each of the representations and warranties set forth in the Loan Documents is true and correct as of the date hereof.

      6. ASSUMPTION.

      (a) Concurrently with the consummation of the Mergers, New Principal shall be deemed to have assumed and does hereby agree to assume and perform all obligations of Principal under the Loan Documents to which Principal is a party and be bound by the terms of each of the Loan Documents to which Principal is a party as if New Principal were an original party thereto.

      (b) The obligations assumed by New Principal include, without limitation, obligations of Principal which accrued prior to the Effective Date whether know or unknown, contingent or liquidated. Neither Agent nor any Lender makes any representation or warranty as to the nature or amount of any such obligations being assumed, and new Principal is relying entirely on its own independent investigations and due diligence in entering into this Assumption Agreement.

      (c) From and after the Effective Date and in consideration of the execution of this Assumption Agreement, Principal will be released from all of its obligations under the Loan Documents.

      7. AMENDMENTS.

      (a) As of the Effective Date, all references to "Principal" in the Loan Agreement and the other Loan Documents shall be deemed to refer to New Principal.

      (b) As of the Effective Date, the organizational chart attached as Exhibit G to the Loan Agreement is hereby replaced with the organizational chart attached hereto as Schedule IV.

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      (c) As of the Effective Date, Section 5.2 of the Limited Guaranty is
hereby amended by deleting the number "One Hundred Fifty Million Dollars ($150,000,000)" and replacing it with "One Hundred Twenty-Five Million Dollars ($125,000,000)."

      (d) As of the Effective Date, the phrase "if all of the Assumption Conditions or the conditions to a Principal Release (as defined in the Loan Agreement) have in each case, been satisfied in full, then this Guaranty shall automatically terminate without further acknowledgment or agreement by Lender or Agent, and Guarantor shall thereafter have no further liability with respect to this Agreement" in Section 9 of the Limited Guaranty is hereby deleted in its entirety.

      (e) As of the Effective Date, Section 28 of the Agreement of Principal is hereby amended by deleting the number "One Hundred Fifty Million Dollars ($150,000,000)" and replacing it with "One Hundred Twenty-Five Million Dollars ($125,000,000)."

      (f) As of the Effective Date, Section 29 of the Agreement of Principal is hereby deleted in its entirety.

      (g) As of the Effective Date, Section 35 of the Environmental Indemnity is hereby amended by deleting the number "One Hundred Fifty Million Dollars ($150,000,000)" and replacing it with "One Hundred Twenty-Five Million Dollars ($125,000,000)."

      (h) As of the Effective Date, Section 36 of the Environmental Indemnity is hereby deleted in its entirety.

      (i) As of the Effective Date, Section 18 of the Right of First Refusal is hereby deleted in its entirety.

      8. LOAN DOCUMENTS. The Loan Documents are amended to provide that all references to a "LOAN DOCUMENT" or to the "LOAN DOCUMENTS" shall mean and include such document(s) as amended by this Assumption Agreement. This Assumption Agreement constitutes a "Loan Document."

      9. CONTINUING EFFECT. Except as otherwise expressly provided herein, the Loan Documents shall remain unmodified and in full force and effect.

      10. NO NOVATION. The provisions of this Assumption Agreement shall in no way act as a novation of the Indebtedness or a release, relinquishment, alteration (except to the extent that New Principal will replace Principal under the Loan Documents), or reissue of the liens, security interest, and rights securing payment of the Loan, including, without limitation, the liens created by the Loan Documents.

      11. FURTHER ASSURANCES. Loan Parties will, at their expense, do, execute, acknowledge, deliver or cause to be done, executed, acknowledged and delivered all such

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further acts, instruments and assurances required by Agent to effectuate the purposes of this Assumption Agreement.

      12. GOVERNING LAW. This Assumption Agreement has been delivered in the State of Illinois and shall be governed and interpreted under the laws of the State of Illinois.

      13. AUTHORITY. Each of the parties represent and warrant that such party has full power and authority to consummate this Assumption Agreement, and has full power and authority to incur and perform the obligations provided for under this Assumption Agreement and, as applicable, the Loan Documents, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of shareholders or of any public authority or regulatory body which has not been obtained is required as a condition to the validity or enforceability of this Assumption Agreement.

      14. ENTIRE AGREEMENT. This Assumption Agreement contains the entire agreement between and among the parties hereto, and no promise, inducement, agreement, statement or consideration not herein expressed has been made between or among the parties with respect to the assumption of the Loan.

      15. COUNTERPARTS. This Assumption Agreement may be executed in two or more counterparts, each of which when fully executed shall be an original, and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

      16. TERMINATION. This Assumption Agreement will terminate and be of no further force or effect if the Effective Date does not occur on or before October 31, 2005.

      17. EXPENSES. Borrowers agree to pay all Expenses incurred by Lender in connection with the Assumption Agreement, including legal fees, search fees and recording charges.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

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      IN WITNESS WHEREOF, the parties have executed this Assumption Agreement as of the date first above written.

                                         BORROWERS:

                                         FIT CYPRESS VILLAGE LLC (F/K/A FIT
                                         NBA CYPRESS VILLAGE LLC), a Delaware
                                         limited liability company

                                         By:  /s/ Jeffrey R. Rosenthal
                                             ___________________________________
                                         Name:    Jeffrey R. Rosenthal
                                               _________________________________
                                         Title:   CFO
                                                ________________________________

                                         FIT FOXWOOD SPRINGS LLC (F/K/A FIT
                                         NBA FOXWOOD SPRINGS LLC), a Delaware
                                         limited liability company

                                         By:  /s/ Jeffrey R. Rosenthal
                                             ___________________________________
                                         Name:    Jeffrey R. Rosenthal
                                               _________________________________
                                         Title:   CFO
                                                ________________________________

                                         FIT PATRIOT HEIGHTS LP (F/K/A FIT NBA
                                         PATRIOT HEIGHTS LP), a Delaware limited
                                         partnership

                                         By: FIT Patriot Heights GP, Inc. (f/k/a
                                             FIT NBA Patriot Heights GP Inc.), a
                                             Delaware corporation, its general
                                             partner

                                             By: /s/ Jeffrey R. Rosenthal
                                                 _______________________________
                                             Name:   Jeffrey R. Rosenthal
                                                   _____________________________
                                             Title:  CFO
                                                    ____________________________

Signature Page to Assumption Agreement
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                                         FIT RAMSEY LLC (F/K/A FIT NBA RAMSEY
                                         LLC), a Delaware limited liability
                                         company

                                         By: /s/ Jeffrey R. Rosenthal
                                             ___________________________________
                                         Name:   Jeffrey R. Rosenthal
                                               _________________________________
                                         Title:   CFO
                                                ________________________________

                                         FIT ROBIN RUN LP (F/K/A FIT NBA ROBIN
                                         RUN LP), a Delaware limited partnership

                                         By: FIT Robin Run GP, Inc. (f/k/a FIT
                                             NBA Robin Run GP Inc.), a Delaware
                                             corporation, its general partner

                                             By: /s/ Jeffrey R. Rosenthal
                                                 _______________________________
                                             Name:   Jeffrey R. Rosenthal
                                                   _____________________________
                                             Title:   CFO
     `                                              ____________________________

                                         FIT SKYLINE LLC (F/K/A FIT NBA SKYLINE
                                         LLC), a Delaware limited liability
                                         company

                                         By:  /s/ Jeffrey R. Rosenthal
                                             ___________________________________
                                         Name:    Jeffrey R. Rosenthal
                                               _________________________________
                                         Title:   CFO
                                                ________________________________

Signature Page to Assumption Agreement
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                                         PRINCIPAL:

                                         FORTRESS INVESTMENT TRUST II, a
                                         Delaware trust

                                         By: /s/ Jeffrey R. Rosenthal
                                             ___________________________________
                                         Name: Jeffrey R. Rosenthal
                                               _________________________________
                                         Title: CFO
                                                ________________________________

                                         NEW PRINCIPAL:

                                         BROOKDALE SENIOR LIVING INC., a
                                         Delaware corporation

                                         By: /s/ R. Stanley Young
                                             ___________________________________
                                         Name:
                                               _________________________________
                                         Title:
                                                ________________________________

                                         OWNER:

                                         FORTRESS CCCRC ACQUISITION LLC
                                         (F/K/A FORTRESS NBA ACQUISITION, LLC),
                                         a Delaware limited liability company

                                         By: /s/ Jeffrey R. Rosenthal
                                             ___________________________________
                                         Name: Jeffrey R. Rosenthal
                                               _________________________________
                                         Title: CFO
                                                ________________________________

Signature Page to Assumption Agreement
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                                         PATRIOT HEIGHTS GP:

                                         FIT PATRIOT HEIGHTS GP, INC. (F/K/A FIT
                                         NBA PATRIOT HEIGHTS GP, INC.), a
                                         Delaware corporation

                                         By: /s/ Jeffrey R. Rosenthal
                                             ___________________________________
                                         Name: Jeffrey R. Rosenthal
                                               _________________________________
                                         Title: CFO
                                                ________________________________

                                         ROBIN RUN GP:

                                         FIT ROBIN RUN GP, INC. (F/K/A FIT NBA
                                         ROBIN RUN GP, INC.), a Delaware
                                         corporation

                                         By: /s/ Jeffrey R. Rosenthal
                                             ___________________________________
                                         Name: Jeffrey R. Rosenthal
                                               _________________________________
                                         Title: CFO
                                                ________________________________


Signature Page to Assumption Agreement

                                         OPERATORS:

                                         BLC-CYPRESS VILLAGE, LLC,
                                         a Delaware limited liability company

                                         By: /s/ R. Stanley Young
                                             ___________________________________
                                         Name:
                                               _________________________________
                                         Title:
                                                ________________________________

                                         BLC-FOXWOOD SPRINGS, LLC,
                                         a Delaware limited liability company

                                         By: /s/ R. Stanley Young
                                             ___________________________________
                                         Name:
                                               _________________________________
                                         Title:
                                                ________________________________

                                         BLC-PATRIOT HEIGHTS, L.P., a Delaware
                                         limited partnership

                                         By: BLC-PATRIOT HEIGHTS, LLC, a
                                             Delaware limited liability company,
                                             its sole General Partner

                                             By: /s/ R. Stanley Young
                                                 _______________________________
                                             Name:
                                                   _____________________________
                                             Title:
                                                    ____________________________

Signature Page to Assumption Agreement
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                                         BLC-RAMSEY, LLC, a Delaware limited
                                         liability company


                                         By: /s/ R. Stanley Young
                                             ___________________________________
                                         Name: _________________________________
                                         Title: ________________________________


                                         BLC-ROBIN RUN, L.P., a Delaware limited
                                         partnership

                                         By: BLC-ROBIN RUN, LLC, a Delaware
                                             limited liability company, its sole
                                             General Partner


                                             By: /s/ R. Stanley Young
                                                 _______________________________
                                             Name: _____________________________
                                             Title: ____________________________


                                         BLC-VILLAGE AT SKYLINE, LLC,
                                         a Delaware limited liability company


                                         By: /s/ R. Stanley Young
                                             ___________________________________
                                         Name: _________________________________
                                         Title: ________________________________


Signature Page to Assumption Agreement

                                         AGENT:

                                         GENERAL ELECTRIC CAPITAL CORPORATION, a
                                         Delaware corporation, as Agent


                                         By:  /s/ Jeff Erhardt
                                             --------------------------
                                         Name: Jeff Erhardt
                                         Title: Authorized Signatory


                                         LENDERS:

                                         MERRILL LYNCH CAPITAL, a division of
                                         Merrill Lynch Business Financial
                                         Services Inc., a Delaware corporation


                                         By: /s/ Brett Robinson
                                             ----------------------------
                                         Name: Brett Robinson
                                         Title: Vice President


                                         GENERAL ELECTRIC CAPITAL CORPORATION,
                                         a Delaware corporation


                                         By:  /s/ Jeff Erhardt
                                             --------------------------
                                         Name: Jeff Erhardt
                                         Title: Authorized Signatory


Signature Page to Assumption Agreement

                                   SCHEDULE I

                                 LOAN DOCUMENTS

1. Agreement Regarding Pledged Accounts
2. Agreement of Principal
3. Assignment of Membership and Partnership Interest
4. Authorization to File UCC Financing Statements
5. Authorization to File UCCs (Pledgors)
6. Authorization to Wire Letter
7. Subordination of Lease (Colorado)
8. Subordination of Management Agreement (Colorado)
9. Assignment of Leases and Rents (Colorado)
10. Deed of Trust (Colorado)
11. Control Agreement (Government Receivables)
12. Environmental Indemnity Agreement
13. Exclusive Right of First Refusal
14. Subordination of Lease (Florida)
15. Subordination of Management Agreement (Florida)
16. Mortgage (Florida)
17. Subordination of Management Agreement (Indiana)
18. Mortgage (Indiana)
19. Intercreditor Agreement
20. Subordination of Management Agreement (Iowa)
21. Mortgage (Iowa)
22. Joinder to Business Associate Agreement
23. Limited Guaranty of Payment and Performance
24. Loan Agreement
25. Deed of Trust (Missouri)
26. Post-Closing Agreement
27. Promissory Note (MLC)
28. Promissory Note (GECC)
29. Subordination of Lease (Texas)
30. Subordination of Management Agreement (Texas)
31. Deed of Trust (Texas)

                                   SCHEDULE II

                      ORGANIZATIONAL AND CHARTER DOCUMENTS

CHARTER DOCUMENTS:  BROOKDALE SENIOR LIVING INC.

Articles of Incorporation (or equivalent) - recently certified by Secretary of State of jurisdiction of organization

Bylaws (or equivalent) and all amendments

Good Standing Certificate (or equivalent) and Franchise Tax Certificate (if applicable in that jurisdiction): State of Organization

Resolutions of the Directors(s) and/or Shareholder(s) (as applicable) authorizing the merger transaction

CHARTER DOCUMENTS: FORTRESS CCRC ACQUISITION LLC)

Articles of Formation (or equivalent) - recently certified by Secretary of State of jurisdiction of organization

Operating Agreement

GOOD STANDING CERTIFICATES

Fortress CCRC Acquisition LLC (fka Fortress NBA Acquisition LLC)
Fortress Investment Trust II
FIT Cypress Village LLC (fka FIT NBA Cypress Village LLC)
FIT Foxwood Springs (fka FIT NBA Foxwood Springs)
FIT Patriot Heights LP (fka FIT NBA Patriot Heights LP)
FIT Ramsey LLC (fka FIT NBA Ramsey LLC)
FIT Robin Run LP (fka FIT NBA Robin Run LP)
FIT Skyline LLC (fka FIT NBA Skyline LLC)
FIT Patriot Heights GP Inc. (fka as FIT NBA Patriot Heights GP Inc.) FIT Robin Run GP, Inc. (fka FIT NBA Robin GP Inc.)
BLC-Cypress Village, LLC
BLC-Foxwood Springs, LLC
BLC-Ramsey, LLC
BLC-Village at Skyline, LLC
BLC-Patriot Heights, L.P.
BLC-Patriot Heights, LLC
BLC-Robin Run, L.P.
BLC-Robin Run, LLC

                                  SCHEDULE III

                         REPRESENTATIONS AND WARRANTIES